Exhibit 5

JOINT FILING AGREEMENT

Dated as of August 11, 2006

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of the undersigned of Amendment No. 1 to the Schedules 13D filed by the undersigned on February 10, 2006 (including any and all amendments to such Amendment No. 1) with respect to the shares of common stock, par value $0.01 per share, of NRG Energy, Inc., a Delaware corporation, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.

Each of the undersigned agrees that each party hereto is responsible for the timely filing of such Amendment No. 1 (including any and all amendments thereto) and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning any other party, unless such party actually knows that such information is incorrect.  Each party will indemnify the other parties for any incompleteness or inaccuracy in such information concerning the indemnifying party.

This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

BLACKSTONE TG CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., as General
Partner

By:	/s/ David Foley
	Name:	David Foley
	Title:	Member

BLACKSTONE TG CAPITAL PARTNERS IV-B L.P.

By:	Blackstone Management Associates IV L.L.C., as General
Partner

By:	/s/ David Foley
	Name:	David Foley
	Title:	Member

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., as General
Partner

By:	/s/ David Foley
	Name:	David Foley
	Title:	Member

BLACKSTONE PARTICIPATION PARTNERSHIP IV L.P.

By:	Blackstone Management Associates IV L.L.C., as General
Partner

By:	/s/ David Foley
	Name:	David Foley
	Title:	Member

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV- A L.P.

By:	Blackstone Management Associates IV L.L.C., as General
Partner

By:	/s/ David Foley
	Name:	David Foley
	Title:	Member

BLACKSTONE MANAGEMENT ASSOCIATES IV L.L.C.

By:	/s/ David Foley
Name:	David Foley
Title:	Member

/s/ Peter G. Peterson
PETER G. PETERSON

/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN

HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P.

By:	H&F Investors IV, LLC, its General Partner

By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F INTERNATIONAL PARTNERS IV-A, L.P.

By:	H&F Investors IV, LLC, its General Partner

By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F INTERNATIONAL PARTNERS IV-C, L.P.

By:	H&F Investors IV, LLC, its General Partner

By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F EXECUTIVE FUND IV, L.P.

By:	H&F Investors IV, LLC, its General Partner

By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F TGN AIV, L.P.

By:	H&F Investors IV, LLC, its General Partner

By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F INVESTORS IV, LLC

By:	/s/ Georgia Lee
Georgia Lee, Managing Director

KKR MILLENNIUM FUND (ENERGY) L.P.

By:	KKR Associates Millennium (Energy) L.P., its General
Partner

By:	KKR Millennium GP (Energy) LLC, its General Partner

By:	/s/ Marc S. Lipschultz
	Name:	Marc S. Lipschultz
	Title:	Member

KKR PARTNERS III, L.P. (SERIES I)

By:	KKR Millennium GP (Energy) LLC, a General Partner

By:	/s/ Marc S. Lipschultz
	Name:	Marc S. Lipschultz
	Title:	Member

KKR ASSOCIATES MILLENNIUM (ENERGY) L.P.

By:	KKR Millennium GP (Energy) LLC, its General Partner

By:	/s/ Marc S. Lipschultz
	Name:	Marc S. Lipschultz
	Title:	Member

KKR MILLENNIUM GP (ENERGY) LLC

By:	/s/ Marc S. Lipschultz
	Name:	Marc S. Lipschultz
	Title:	Member

TPG ADVISORS III, INC.

By:	/s/ David A. Spuria
	Name:	David A. Spuria
	Title:	Vice President

TPG ADVISORS IV, INC.

By:	/s/ David A. Spuria
	Name:	David A. Spuria
	Title:	Vice President